Summary Prospectus Supplement	July 17, 2024

Exponential Technologies Fund

ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2023, as supplemented, and should be read in conjunction with such Summary Prospectus.

Effective July 16, 2024, Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), is a Portfolio Manager of the Fund. Accordingly, the Prospectus is revised as follows:

The following information replaces the section in the Fund’s Summary Prospectus entitled “FUND SUMMARY/ Eventide Exponential Technologies Fund – Portfolio Manager”:

Portfolio Manager. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser, and Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund. Mr. Goel has served the Fund in this capacity since the Fund commenced operations in June 2020. Dr. Kuruvilla has served the Fund in this capacity since July 2024.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

1